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                                                                 Exhibit 10.19.3

                                AMENDMENT NO. 3

THIS AMENDMENT ("Amendment") is made and entered into this 21 day of December, 1999, by and between Williams Network, a division of Williams Communications, Inc. ("Williams") and Universal Access, Inc. ("Customer").

WHEREAS, Williams and Customer are parties to that certain Carrier Services Agreement effective June 29th, 1998, (the "Agreement"); and

WHEREAS, Williams and Customer desire to amend the Agreement;

NOW, THEREORE in consideration of the foregoing premises and mutual promises and covenants of the parties hereto, the receipt and sufficiency of which is hereby acknowledged, Williams and Customer agree to amend the Agreement as follows:

1. In Section 2.1 of the Private Line Service Services & Pricing Schedule B attached to the Agreement, the minimum monthly Charges for Private Line Service as of November 15th, 1999 shall be as follows;

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The above minimum monthly charges shall apply to all of Customer's existing
Private Line Services on a going forward basis beginning on November 15, 1999 and continuing thereafter through the remainder of the Term of the Agreement and to any new Private Line Services ordered by Customer after November 15, 1999.

2. Except as specifically amended herein, all terms, conditions and provisions contained in the Agreement shall remain unchanged and in full force and effect.

3. This Amendment shall become effective on the date on which Seller signs this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above set forth.


WILLIAMS COMMUNICATIONS, INC.             UNIVERSAL ACCESS, INC.


/s/ Gordon C. Martin                      /s/ Robert J. Pommer
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(SIGNATURE)                               (SIGNATURE)

Gordon C. Martin                          Robert J. Pommer
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(PRINT)                                   (PRINT)

1/18/00
SR VP Global Network Services     COO
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(TITLE)                                   (TITLE)


*** Certain information on this page has been omitted and filed sparately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


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